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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      January 29, 2001 (January 25, 2001)


                           AMERICAN TOWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   001-14195                 65-0723837
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                             116 Huntington Avenue
                          Boston, Massachusetts 02116
              (Address of Principal Executive Offices) (Zip Code)

                                 (617) 375-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On January 25, 2001, American Tower Corporation (the "Company") issued a press release announcing that has agreed to sell $1,000,000,000 principal amount of its 9 3/8% Senior Notes due 2009 through an institutional private placement. This press release is attached as Exhibit 99.1 and incorporated by reference herein.

     On January 25, 2001, a majority of the lenders under the Company's credit facilities approved the offering of the notes, as required as a closing condition of the offering.

     This Report is neither an offer to sell nor a solicitation of an offer to buy any of the notes.

     The notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A or in offshore transactions pursuant to Regulation S under the Securities Act. Unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.     Item
-----------     ----
99.1            Press release, dated January 25, 2001.

                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AMERICAN TOWER CORPORATION
                                                      (Registrant)

Date:   January 29, 2001                    By: /s/ Justin D. Benincasa
                                               ---------------------------------
                                               Name:   Justin D. Benincasa
                                               Title:  Senior Vice President and
                                                       Corporate Controller


                                      -3-
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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1            Press release, dated January 25, 2001.